SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 7, 2001

                         Date of earliest event reported


                              METHOD PRODUCTS CORP.
             (Exact name of registrant as specified in its charter)



       Florida                         000-31485                11-3456837
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


            2101 NW 33rd Street, Suite 600A, Pompano Beach, FL 33069 (Address of principal executive offices, including zip code)


                                 (954) 968-1913
               Registrant's telephone number, including area code


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Change in Control of Registrant.
                  -------------------------------

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  Not Applicable

Item 3.           Bankruptcy or Receivership.
                  --------------------------

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

                  Not Applicable

Item 5.           Other Events and Regulation FD Disclosure.
                  -----------------------------------------

                  See Press Release attached hereto as Exhibit A

Item 6.           Resignation of Registrant's Directors.
                  -------------------------------------

                  Not Applicable

Item 7.           Financial Statement and Exhibits.
                  --------------------------------

         (a)      Financial Statement - Not Applicable

         (b)      Exhibits

                  Exhibit 99.12 - Press Release dated December 7, 2001

Item 8.           Change in Fiscal Year.
                  ---------------------

                  Not Applicable

Item 9.           Regulation FD Disclosure

                  Not Applicable



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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               METHOD PRODUCTS CORP.


                                               By:/s/ Richard Fieni
                                                  -----------------
                                                  Richard Fieni, President


DATED: December 7, 2001


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